Exhibit (c)(6)
Confidential PROJECT MONTANA Fairness Opinion Discussion Materials September 10, 2011

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors of M & F Worldwide (the “Company”). These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Special Committee of the Board of Directors of the Company. These materials were compiled on a confidential basis for use by the Special Committee of the Board of Directors of the Company in evaluating the potential transaction described herein and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Table of Contents Confidential Section Overview of Proposed Transaction and Process Summary I Valuation Analyses II Appendix

I. Overview of Proposed Transaction and Process Summary

# Overview of Proposed Transaction and Process Summary

*Confidential*

## Transaction Profile

***($ in millions, except per share data)***

**Evercore has been asked to provide an opinion as to whether the merger consideration is fair, from a financial point of view, to the holders of shares of Company common stock (other than MacAndrews & Forbes Holdings and its affiliates) entitled to receive such consideration.**

| Key Terms | | |
|---|---|---|
| **Offer Price** | | **$25.00** |
| *% Premium/(Discount) to Unaffected Share Price*[1] | | *47%* |
| *% Premium/(Discount) to 4-Weeks Prior to Initial Proposal*[1] | | *10%* |
| *% Premium/(Discount) to Closing Price on 9/9/11* | | *23%* |
| Consideration | | 100% Cash |
| **Total Equity Value at Offer Price** | | **$487** |
| Plus: Debt (6/30/11) | | 2,237 |
| Less: Cash (6/30/11)[2] | | (228) |
| **Transaction Enterprise Value** | | **$2,496** |
| *% Premium to Unaffected TEV*[1] | | *7%* |
| **Implied Transaction Multiples** | *Statistic* | **TEV / Adj. EBITDA**[4] |
| LFQ[3] | *$445* | 5.6x |
| CY2011E | *441* | 5.7 |
| CY2012E | *459* | 5.4 |

Source: Company filings, MFW Projections: As used throughout this presentation, the "MFW Projections" refer to financial forecasts for Harland Clarke Holding Corp. ("HCHC") provided to Evercore by HCHC's management in July 2011, financial forecasts for Mafco Worldwide Corporation ("Mafco") provided to Evercore by Mafco's management in June 2011 and reaffirmed in July 2011, and assumptions regarding the Company's expected refinancing plans for HCHC as provided to Evercore by the Company's management in September 2011

(1) The unaffected share price and unaffected TEV reflect the MFW closing price on 6/10/11, which was the last closing price prior to the submission of the initial proposal letter by MacAndrews & Forbes Holdings on 6/13/11

(2) Includes cash and cash equivalents and $3 million of notes receivables

(3) Latest four quarters (LFQ) as of Q2 2011 which closed on 6/30/2011

(4) EBITDA adjusted to exclude asset impairment charges, gains on the extinguishment of debt, extraordinary gains, and the settlement of contingent claims

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Overview of Proposed Transaction and Process Summary Confidential Historical MFW Share Price Performance
$50.00 11/06/09 — MFW 2/26/10 — MFW posts 5/12/11 — Harland 5/20/11 — 6/13/11 — 2,500 posts 3Q09 4Q09 adjusted EPS of Clarke announces Deadline for Proposal letter adjusted EPS of $1.54 meetings with lender consents submitted by $1.87 lenders on a MacAndrews proposed amend 5/27/11 — & Forbes and extend of its Cancellation of Holdings for
$40.00 term loan amend and $24.00 per 2,000 7/22/10 — Scantron extend process share announces acquisition
/7/11 — MFW of Spectrum K12 announces settlement of asbestos liability $30.00 1,500 Close Offer Price: $25.00 Volume Price (000s) Share $20.00 1,000 5/05/10 — MFW posts 12/16/10 — Scantron 5/04/11 — MFW posts 1Q10 adjusted EPS of announces acquisition of 1Q11 adjusted EPS of $1.73 GlobalScholar $1.32
$10.00 500
$0.00 0 9/9/09 11/29/09 2/18/10 5/10/10 7/30/10 10/19/10 1/8/11 3/30/11 6/19/11 9/9/11
Source: FactSet, Company filings Note: All prices as of close

Overview of Proposed Transaction and Process Summary Confidential Implied Offer Price Premium Analysis
The offer price represents a ~47% premium to the unaffected closing stock price (1) and a slight discount to the trailing twelve month average as of the day prior to the proposal
Implied Offer Price Premium
Average for Closing
the Period (2) Prem./(Disc.) Price (2) Prem./(Disc.)
Offer Price $25.00 $25.00
Current Price (9/9/11) 20.37 22.7% 20.37 22.7%
1 Day Prior (6/10/11) — Unaffected Price(1) 16.96 47.4% 16.96 47.4%
1 Week Prior 18.21 37.3% 18.97 31.8%
2 Weeks Prior 19.28 29.6% 21.52 16.2%
1 Month Prior 20.96 19.3% 22.66 10.3%
2 Months Prior 22.63 10.5% 25.24 (1.0%)
3 Months Prior 23.48 6.5% 24.96 0.2%
6 Months Prior 23.80 5.1% 24.45 2.2%
1 Year Prior 25.03 (0.1%) 28.27 (11.6%)
2 Years Prior 26.52 (5.7%) 25.74 (2.9%)
52-Week High 30.77 (18.8%)
52-Week Low 16.77 49.1%
Source: FactSet
(1) The unaffected share price reflects the closing price on 6/10/11, which was the last closing price prior to the submission of the initial proposal letter by MacAndrews & Forbes Holdings on 6/13/11 (2) Based on closing prices and historical periods relative to unaffected closing share price on 6/10/11, except for 52 week high and low, which are intraday prices

II. Valuation Analyses

Valuation Analyses Confidential
Summary Illustrative Valuation Analysis ($ in millions, except for per share amounts)
Method Implied Share Price Current Price Offer Price: (9/9/11): $20.37 $25.00
52-Week Intraday Trading Range through 6/10/11 $16.77 $30.77
Selected Public Company Trading Analysis
5.0x — 5.5x FY12E Adj. EBITDA $14.64 $26.42
Discounted Cash Flow Analysis
5.0x — 5.5x Terminal Adj. EBITDA, 9.5% — 11.5% Discount Rate $21.39 $38.22
Illustrative PV of Future Stock Price
5.0x — 5.5x FY14E EBITDA, 22.5% — 27.5% Cost of Equity $19.45 $28.45
Precedent Transactions
5.5x — 6.5x LFQ EBITDA $22.40 $45.24
Premiums Paid Analysis (1)
15% — 45% Premium to Unaffected Price $19.50 $24.59
20% — 50% Premium to 4-Weeks Prior to Initial Proposal $27.19 $33.99
$10.00 $20.00 $30.00 $40.00 $50.00 $60.00
Disclaimer: This summary of certain analyses is provided for illustrative purposes only, does not represent all of the analyses performed by Evercore and should be considered together with the information set forth elsewhere in this presentation
Source: Factset, Company filings, MFW Projections
(1) The unaffected share price reflects the MFW closing price on 6/10/11, which was the last closing price prior to the submission of the initial proposal letter by MacAndrews & Forbes Holdings on 6/13/11

Valuation Analyses Confidential Selected Public Company Trading Analysis — TEV/2012E EBITDA
Harland Clarke Harland Financial Solutions
6.0x
5.4x 9.0x
4.8x 7.7x
5.0x 8.0x 7.4x 4.6x
69x68x
6.7x 7.0x
4.0x 5.4x 6.0x 3.3x 5.0x 3.0x 4.0x 2.0x 3.0x 1.0x 2.0x 1.0x 0.0x 0.0x MFW — Offer Deluxe RR Donnelley Quad/Graphics Temenos Jack Henry Fiserv Wolters Fid. National MFW — Offer Kluwer
Scantron Mafco
10.0x 9.2x 12.0x
10.2x
10.0x 9.0x 8.0x
7.9x 7.8x
8.0x 6.6x 6.0x 5.4x
5.0x 4.8x 5.9x 5.7x
4.6x 6.0x 5.4x 4.0x 4.0x
2.0x
2.0x
0.0x 0.0x
Pearson MFW — Offer Scholastic Deluxe RR Donnelley GIVN IFF SY1 SXT Huabao Hasegawa Takasago MFW -Offer
Source: FactSet, Company filings, MFW Projections

Valuation Analyses Confidential
Illustrative DCF Analysis Sensitivity ($ in millions, except per share amounts)
Total Enterprise Value Total Equity Value
Trailing Terminal Multiple Trailing Terminal Multiple
4.75x 5.00x 5.25x 5.50x 5.75x 4.75x 5.00x 5.25x 5.50x 5.75x Rate 8.5% $2,594 $2,679 $2,763 $2,848 $2,933 Rate 8.5% $584 $669 $754 $839 $924 9.5% 2,509 2,590 2,672 2,753 2,835 9.5% 500 581 663 744 826 10.5% 2,428 2,506 2,584 2,662 2,741 10.5% 419 497 575 653 732 Discount 11.5% 2,350 2,426 2,501 2,576 2,651 Discount 11.5% 341 416 492 567 642 12.5% 2,277 2,349 2,421 2,493 2,565 12.5% 267 340 412 484 556
Implied Perpetuity Growth Rate Implied Equity Value per Share (1)
Trailing Terminal Multiple Trailing Terminal Multiple
4.75x 5.00x 5.25x 5.50x 5.75x 4.75x 5.00x 5.25x 5.50x 5.75x Rate 8.5% (2.7%) (2.2%) (1.7%) (1.3%) (0.9%) Rate 8.5% $30.02 $34.38 $38.75 $43.11 $47.48 9.5% (1.8%) (1.3%) (0.8%) (0.4%) (0.0%) 9.5% 25.66 29.85 34.03 38.22 42.41 10.5% (0.9%) (0.4%) 0.1% 0.5% 0.9% 10.5% 21.50 25.52 29.54 33.56 37.58 Discount 11.5% (0.0%) 0.5% 1.0% 1.4% 1.8% Discount 11.5% 17.53 21.39 25.25 29.11 32.97 12.5% 0.9% 1.4% 1.9% 2.3% 2.7% 12.5% 13.74 17.44 21.15 24.86 28.57
Source: Factset, Company filings, MFW Projections Note: Valuation as of 6/30/11
(1) Assumes net debt of $2,009mm as of 6/30/11 and 19.5mm shares outstanding

Valuation Analyses Confidential Illustrative PV of Future Stock Price Sensitivity Analysis
Implied PV of 2013E Stock Price Implied PV of 2014E Stock Price
Equity Cost 2013E Trailing TEV/EBITDA Multiple Equity Cost 2014E Trailing TEV/EBITDA Multiple of Capital 4.75x 5.00x 5.25x 5.50x 5.75x of Capital 4.75x 5.00x 5.25x 5.50x 5.75x 20.0% $21.00 $24.98 $28.96 $32.93 $36.91 20.0% $20.79 $24.06 $27.32 $30.59 $33.85 22.5% 19.95 23.72 27.50 31.27 35.05 22.5% 19.34 22.38 25.42 28.45 31.49 25.0% 18.96 22.55 26.14 29.73 33.32 25.0% 18.02 20.85 23.68 26.51 29.34 27.5% 18.04 21.46 24.87 28.29 31.70 27.5% 16.81 19.45 22.09 24.73 27.37 30.0% 17.19 20.44 23.69 26.94 30.20 30.0% 15.70 18.17 20.64 23.10 25.57
Implied Future Implied Future
Stock Price $33.17 $39.45 $45.73 $52.01 $58.29 Stock Price $39.41 $45.60 $51.79 $57.97 $64.16
Implied PV of 2015E Stock Price
Equity Cost 2015E Trailing TEV/EBITDA Multiple of Capital 4.75x 5.00x 5.25x 5.50x 5.75x 20.0% $22.31 $25.08 $27.85 $30.62 $33.39 22.5% 20.33 22.85 25.38 27.90 30.43 25.0% 18.56 20.86 23.17 25.48 27.78 27.5% 16.97 19.08 21.19 23.30 25.41 30.0% 15.55 17.48 19.42 21.35 23.28
Implied Future
Stock Price $50.73 $57.04 $63.34 $69.64 $75.95
Source: MFW Projections Note: Valuation as of 6/30/11

Valuation Analyses Confidential Precedent Transaction Analysis — TEV/LFQ EBITDA
Printing Financial Solutions
14.0x 25.0x
12.2x
12.0x 20.0x 19.6x 10.0x
8.0x 7.9x 15.0x
8.0x 11.8x
11.2x 5.6x 6.0x 10.0x
7.7x
4.3x 5.6x 4.0x 5.0x 2.0x 0.0x 0.0x High Mean Median Low MFW — Offer High Mean Median MFW — Offer Low
Education Flavorings and Fragrances
30.0x 27.5x 14.0x
12.0x
25.0x 12.0x 10.8x
10.2x
10.0x
20.0x
15.6x 8.0x 7.1x
15.0x 13.6x 5.6x 6.0x
10.0x 7.8x
4.0x 5.6x 5.0x 2.0x 0.0x 0.0x
High Mean Median Low MFW — Offer High Median Mean Low MFW — Offer
Source: FactSet, Company filings Note: LFQ for MFW as of 6/30/11

Valuation Analyses Confidential Premiums Paid Analysis
The tables below summarize the results of two data sets of premiums paid for U.S. targets
— All cash change-of-control transactions for U.S.-based companies with enterprise values between $100 million — $4.0 billion from January 2000 to July 2011
— Minority-led change-of-control cash transactions for U.S. targets with a minimum transaction value of $100 million from January 2000 to July 2011
All Cash Transactions Minority-led Transactions
Number of Transactions 735 Number of Transactions 57
Premium Paid Premium Paid
1 Day 1 Week 4 Weeks 1 Day 1 Week 4 Weeks Prior Prior Prior Prior Prior Prior
Mean 29% 32% 38% Mean 37% 37% 38% Median 25% 27% 32% Median 30% 30% 30% 25% Quartile 13% 16% 20% 25% Quartile 19% 17% 18% 75% Quartile 39% 42% 50% 75% Quartile 50% 55% 52%
High 149% 219% 301% High 120% 115% 144% Low (57%) (59%) (64%) Low (3%) 0% (9%)
Source: SDC, Factset, Company filings

Appendix

# Appendix

*Confidential*

## Financial Summary

***($ in millions, except for per share amounts)***

**MFW Historical and Projected Financial Summary**

| | Historical | | | | Projected | | | | | CAGR | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 12/31/08 | 12/31/09 | 12/31/10 | LFQ [3] | 12/31/11 | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/15 | '08A-'10A | '10A-'15E |
| Revenue | $1,906 | $1,814 | $1,783 | $1,746 | $1,764 | $1,790 | $1,804 | $1,786 | $1,778 | *(3%)* | *(0%)* |
| *% growth* | *n.a.* | *(5%)* | *(2%)* | *n.a.* | *(1%)* | *1%* | *1%* | *(1%)* | *(0%)* | | |
| Adj. EBITDA [1] | $465 | $473 | $476 | $445 | $441 | $459 | $489 | $482 | $491 | *1%* | *1%* |
| *% growth* | *n.a.* | *2%* | *1%* | *n.a.* | *(7%)* | *4%* | *7%* | *(1%)* | *2%* | | |
| *% margin* | *24%* | *26%* | *27%* | *25%* | *25%* | *26%* | *27%* | *27%* | *28%* | | |
| Adj. EBIT [1] | $298 | $309 | $317 | $284 | $271 | $291 | $325 | $322 | $338 | *3%* | *1%* |
| *% growth* | *n.a.* | *4%* | *2%* | *(10%)* | *(14%)* | *7%* | *12%* | *(1%)* | *5%* | | |
| *% margin* | *16%* | *17%* | *18%* | *16%* | *15%* | *16%* | *18%* | *18%* | *19%* | | |
| Adj EPS [1] | $3.42 | $5.51 | $6.35 | $5.50 | $5.03 | $3.70 | $3.50 | $3.82 | $4.57 | *36%* | *(6%)* |
| Unlevered FCF [2] | $6 | $219 | $271 | $22 | $87 | $226 | $260 | $270 | $289 | *n.a.* | *n.a.* |
| *% of EBITDA* | *1%* | *44%* | *57%* | *5%* | *21%* | *49%* | *53%* | *56%* | *59%* | | |
| Capex | $49 | $44 | $40 | $46 | $55 | $48 | $43 | $38 | $37 | *n.a.* | *(2%)* |
| *% of revenue* | *3%* | *2%* | *2%* | *3%* | *3%* | *3%* | *2%* | *2%* | *2%* | | |
| Total Debt | $2,483 | $2,316 | $2,251 | $2,237 | $2,201 | $2,044 | $1,902 | $1,746 | $1,586 | *n.a.* | *n.a.* |
| *Debt / EBITDA* | *5.4x* | *4.7x* | *4.8x* | *5.3x* | *5.2x* | *4.5x* | *3.9x* | *3.6x* | *3.2x* | | |
| Total Cash | $102 | $134 | $313 | $228 | $297 | $230 | $225 | $223 | $242 | | |

Source: Company filings, MFW Projections
(1) Adjusted financials exclude asset impairment charges, gains on the extinguishment of debt, extraordinary gains, and the settlement of contingent claims
(2) Unlevered FCF defined as after-tax EBIT + D&A - Capex - Change in NWC - Other cash outlays
(3) LFQ through 6/30/11

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Appendix Confidential
MFW Capitalization ($ in millions)
Capital Structure
6/30/2011 Cumulative Debt/LTM EBITDA Book Value Coupon Maturity Ratings Segment Consolidated HCHC Debt $100mm 1st Lien Revolver $3 L+250 6/28/13 B+/B1 0.0x 0.0x 1st Lien Term Loan B $1,725 L+250 6/30/14 B+/B1 4.0 3.9 Senior Floating Rate Notes (1) 207 L+475 5/15/15 B-/Caa1 0.5 0.5 Senior Fixed Rate Notes 271 9.500% 5/15/15 B-/Caa1 0.6 0.6 Capital Leases and Other 4 NA NA NA 0.0 0.0
Total HCHC Debt $2,210 5.2x 5.0x
Mafco Debt
(2)
$45mm Senior Secured Revolver $27 L+150 12/15/15 NA 0.8x 0.1x
Total Mafco Debt $27 0.8x 0.1x
Total Debt $2,237 5.0x
Cash / Notes Receivable (3) $228
Net Debt $2,009 4.5x
Shareholders’ Equity (4) 397
Total Enterprise Value $2,405 5.4x
Source: Company Filings, MFW Projections, Bloomberg and Markit (1) Libor floor of 1.25%
(2) L+1.5-2.0%, based on MFW consolidated leverage ratio at end of each fiscal quarter (3) Includes cash and cash equivalents and $3 million of notes receivable (4) Shareholder’s Equity as of the share price close on 9/9/11

Appendix Confidential
2-Year Historical Relative Trading Multiple — TEV/LFQ EBITDA
Current Average Multiple
9/9/11 6/10/11 1 Month 2 Months 3 Months 6 Months 1 Year 2 Years MFW (Unaffected — 6/10/11) — 5.2x 5.4x 5.3x 5.2x 5.1x 5.1x 5.5x MFW (Current — 9/9/11) 5.4x — 5.4 5.5 5.5 5.4 5.2 5.5
RR Donnelley 5.0 5.7 5.0 5.3 5.4 5.5 5.2 5.2 Deluxe 4.7 5.0 4.8 5.0 5.1 5.3 5.4 5.5 Quad/Graphics 3.7 5.3 3.8 4.2 4.5 4.8 5.1 5.1
6.5x 6.0x Offer Price: 5.6x
5.5x 5.0x
4.5x
6/13/11 — Offer by MacAndrews & Forbes
Holdings
4.0x 3.5x
9/9/09 11/29/09 2/18/10 5/10/10 7/30/10 10/19/10 1/8/11 3/30/11 6/19/11 9/9/11 MFW RRD DLX QUAD
Source: FactSet, Company filings
Note: LFQ through 6/30/11. Figures adjusted for acquisitions where relevant and possible using public information

Appendix Confidential Summary of Financing Assumptions ($ in millions, except for per share amounts)
Refinancing Assumptions as of Sept 2011 Illustrative Present Value of Future Stock Price
LIBOR
Date Amount Rate Floor Fees OID 5.0x — 5.5x Trailing FY14E EBITDA, 22.5% - 27.5% Cost of Equity
Term Loan 3/31/12 $1,204 L+600 1.50% 1.50% 1.50%
$19.45 $28.45
Senior Notes 3/31/12 $958 12.00% n.a. 2.00% 1.50%
$22.51 $31.97
Refinancing Assumptions as of June 2011
LIBOR $15.00 $25.00 $35.00 Date Amount Rate Floor Fees OID
Refinancing A
ssumptions as of Sept 2011
Term Loan 12/31/12 $1,509 L+500 n.a. 3.00% n.a.
Refinancing Assumptions as
of June 2011
Senior Notes 12/31/13 $478 11.00% n.a. 3.00% n.a.
Source: MFW Projections

Appendix

*Confidential*

## Analysis of Publicly Traded Companies

### *Illustrative Valuation Metrics*

***($ in millions, except for per share amounts)***

| Company | Price as of 9/9/11 | % of 52Wk High | Market Value | Net Debt | TEV | TEV/ Revenue 2011E | TEV/ Revenue 2012E | TEV/ EBITDA 2011E | TEV/ EBITDA 2012E | TEV / (EBITDA-Capex) 2011E | TEV / (EBITDA-Capex) 2012E | P/E 2011E | P/E 2012E | IBES LT Growth | Div. Yield |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **MFW:** | | | | | | | | | | | | | | | |
| At Offer | $25.00 | 89% | $487 | $2,009 | $2,496 | 1.41x | 1.39x | 5.7x | 5.4x | 6.3x | 6.0x | 5.0x | 4.5x | NA | 0% |
| At Market | $20.37 | 73% | $397 | $2,009 | $2,406 | 1.36x | 1.34x | 5.5x | 5.2x | 6.1x | 5.8x | 4.0x | 3.6x | NA | 0% |
| ***Printing*** | | | | | | | | | | | | | | | |
| R.R. Donnelley & Sons Co. | 13.85 | 65% | 2,678 | 3,734 | 6,412 | 0.60 | 0.59 | 4.8 | 4.6 | 5.9 | 5.6 | 7.4 | 6.6 | 11% | 8% |
| Deluxe Corp. | 20.00 | 71% | 1,020 | 735 | 1,755 | 1.24 | 1.22 | 4.9 | 4.8 | 5.5 | 5.3 | 6.5 | 6.3 | 6% | 5% |
| Quad/Graphics Inc. | 18.45 | 38% | 887 | 1,512 | 2,398 | 0.51 | 0.52 | 3.6 | 3.3 | 4.9 | 4.3 | 6.6 | 4.7 | NA | 4% |
| | | | | | **Mean** | **0.78x** | **0.78x** | **4.4x** | **4.2x** | **5.4x** | **5.1x** | **6.8x** | **5.9x** | **9%** | **6%** |
| | | | | | **Median** | **0.60** | **0.59** | **4.8** | **4.6** | **5.5** | **5.3** | **6.6** | **6.3** | **9%** | **5%** |
| | | | | | **Max** | **1.24** | **1.22** | **4.9** | **4.8** | **5.9** | **5.6** | **7.4** | **6.6** | **11%** | **8%** |
| | | | | | **Min** | **0.51** | **0.52** | **3.6** | **3.3** | **4.9** | **4.3** | **6.5** | **4.7** | **6%** | **4%** |
| ***Education*** | | | | | | | | | | | | | | | |
| Pearson PLC | $17.09 | 89% | $13,898 | $1,987 | $15,885 | 1.70x | 1.63x | 9.6x | 9.2x | 11.1x | 10.5x | 13.5x | 12.6x | 7% | 4% |
| Scholastic Corp. | 25.52 | 81% | 810 | 154 | 963 | 0.50 | 0.49 | 5.4 | 5.0 | 7.8 | 7.0 | 14.9 | 11.9 | NA | 2% |
| | | | | | **Mean** | **1.10x** | **1.06x** | **7.5x** | **7.1x** | **9.4x** | **8.8x** | **14.2x** | **12.2x** | **7%** | **3%** |
| | | | | | **Median** | **1.10** | **1.06** | **7.5** | **7.1** | **9.4** | **8.8** | **14.2** | **12.2** | **7%** | **3%** |
| | | | | | **Max** | **1.70** | **1.63** | **9.6** | **9.2** | **11.1** | **10.5** | **14.9** | **12.6** | **7%** | **4%** |
| | | | | | **Min** | **0.50** | **0.49** | **5.4** | **5.0** | **7.8** | **7.0** | **13.5** | **11.9** | **7%** | **2%** |

Source: FactSet, Company filings, MFW Projections

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Appendix Confidential Analysis of Publicly Traded Companies ($ in millions, except for per share amounts)
Operating Metrics
Revenue Growth EBITDA Growth IBES Capex as Net Debt ‘10A- ‘11E- ‘10A -’12E EBITDA Margin ‘10A- ‘11E- ‘10A -’12E LT % of Revenue / 2011E
Company ‘11E ‘12E CAGR 2011E 2012E ‘11E ‘12E CAGR Growth 2011E 2012E EBITDA
MFW:
At Offer (1%) 1% 0% 25% 26% (7%) 4% (2%) NA 3% 2% 4.6x At Market (1%) 1% 0% 25% 26% (7%) 4% (2%) NA 3% 2% 4.6
Printing
R.R. Donnelley & Sons Co. 7% 1% 8% 13% 13% 6% 4% 5% 11% 2% 2% 2.8 Deluxe Corp. 1% 1% 3% 25% 26% (2%) 3% 0% 6% 2% 2% 2.1 Quad/Graphics Inc. 40% (3%) 35% 14% 16% 37% 9% 22% NA 4% 4% 2.2
Mean 16% (0%) 15% 17% 18% 13% 5% 9% 9% 3% 3% 2.4x Median 7% 1% 8% 14% 16% 6% 4% 5% 9% 2% 2% 2.2 Max 40% 1% 35% 25% 26% 37% 9% 22% 11% 4% 4% 2.8 Min 1% (3%) 3% 13% 13% (2%) 3% 0% 6% 2% 2% 2.1
Education
Pearson PLC 4% 4% 8% 18% 18% 4% 5% 5% 7% 2% 2% 1.2x Scholastic Corp. 1% 2% 3% 9% 10% (11%) 10% (1%) NA 3% 3% 0.9
Mean 2% 3% 5% 13% 14% (3%) 7% 2% 7% 3% 3% 1.0x Median 2% 3% 5% 13% 14% (3%) 7% 2% 7% 3% 3% 1.0 Max 4% 4% 8% 18% 18% 4% 10% 5% 7% 3% 3% 1.2 Min 1% 2% 3% 9% 10% (11%) 5% (1%) 7% 2% 2% 0.9
Source: FactSet, Company filings, MFW Projections

## Appendix

*Confidential*

# Analysis of Publicly Traded Companies

## *Illustrative Valuation Metrics*

*($ in millions, except for per share amounts)*

| Company | Price as of 9/9/11 | % of 52Wk High | Market Value | Net Debt | TEV | TEV/ Revenue 2011E | TEV/ Revenue 2012E | TEV/ EBITDA 2011E | TEV/ EBITDA 2012E | TEV / (EBITDA-Capex) 2011E | TEV / (EBITDA-Capex) 2012E | P/E 2011E | P/E 2012E | IBES LT Growth | Div. Yield |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **MFW:** | | | | | | | | | | | | | | | |
| At Offer | $25.00 | 89% | $487 | $2,009 | $2,496 | 1.41x | 1.39x | 5.7x | 5.4x | 6.3x | 6.0x | 5.0x | 4.5x | NA | 0% |
| At Market | $20.37 | 73% | $397 | $2,009 | $2,406 | 1.36x | 1.34x | 5.5x | 5.2x | 6.1x | 5.8x | 4.0x | 3.6x | NA | 0% |
| ***Financial Solutions*** | | | | | | | | | | | | | | | |
| Fidelity National Info. Sys. | $25.37 | 76% | $7,898 | $4,625 | $12,523 | 2.17x | 2.05x | 7.3x | 6.7x | 8.8x | 7.7x | 11.0x | 9.7x | 13% | 1% |
| Fiserv Inc. | 51.47 | 79% | 7,374 | 2,978 | 10,352 | 2.40 | 2.29 | 7.4 | 6.9 | 8.6 | 7.9 | 11.4 | 10.2 | 12% | 0% |
| Wolters Kluwer N.V. | 17.01 | 70% | 5,151 | 3,007 | 8,158 | 1.74 | 1.71 | 7.2 | 6.8 | 8.8 | 8.2 | 8.6 | 7.9 | 4% | 5% |
| Jack Henry & Associates Inc. | 27.99 | 82% | 2,450 | 90 | 2,540 | 2.54 | 2.39 | 8.0 | 7.4 | 9.2 | 8.6 | 16.9 | 15.4 | 12% | 2% |
| Temenos Group AG | 19.02 | 43% | 1,366 | 152 | 1,518 | 2.61 | 2.37 | 9.6 | 7.7 | 12.7 | 9.6 | 11.3 | 10.3 | 13% | 0% |
| | | | | | **Mean** | **2.30x** | **2.16x** | **7.9x** | **7.1x** | **9.6x** | **8.4x** | **11.8x** | **10.7x** | **11%** | **2%** |
| | | | | | **Median** | **2.40** | **2.29** | **7.4** | **6.9** | **8.8** | **8.2** | **11.3** | **10.2** | **12%** | **1%** |
| | | | | | **Max** | **2.61** | **2.39** | **9.6** | **7.7** | **12.7** | **9.6** | **16.9** | **15.4** | **13%** | **5%** |
| | | | | | **Min** | **1.74** | **1.71** | **7.2** | **6.7** | **8.6** | **7.7** | **8.6** | **7.9** | **4%** | **0%** |
| ***Flavorings and Fragrances*** | | | | | | | | | | | | | | | |
| Givaudan S.A. | $889.69 | 75% | $8,265 | $1,783 | $10,048 | 2.26x | 2.20x | 11.2x | 10.2x | 14.5x | 12.8x | 16.6x | 14.5x | NA | 3% |
| Int'l Flavors & Fragrances | 56.06 | 86% | 4,639 | 864 | 5,503 | 1.94 | 1.85 | 9.8 | 9.0 | 12.6 | 11.6 | 14.5 | 13.0 | 6% | 2% |
| Symrise AG | 25.02 | 80% | 2,957 | 794 | 3,750 | 1.71 | 1.65 | 8.5 | 7.9 | 10.5 | 9.7 | 13.7 | 12.2 | 11% | 3% |
| Huabao Int'l Holdings Ltd. | 0.71 | 40% | 2,242 | (87) | 2,155 | 5.03 | 4.19 | 7.8 | 6.6 | 9.6 | 7.9 | 10.3 | 8.8 | NA | 3% |
| Sensient Technologies Corp. | 33.20 | 84% | 1,678 | 317 | 1,996 | 1.37 | 1.31 | 8.3 | 7.8 | 11.9 | 11.7 | 13.9 | 12.8 | 7% | 3% |
| T. Hasegawa Co. Ltd. | 16.87 | 85% | 709 | (107) | 602 | 1.05 | 1.05 | 5.6 | 5.9 | 7.6 | 8.9 | 15.9 | 16.5 | NA | 2% |
| Takasago International Corp. | 5.04 | 72% | 504 | 353 | 857 | 0.58 | 0.57 | 6.0 | 5.7 | 11.0 | 11.2 | 11.9 | 11.9 | NA | 2% |
| | | | | | **Mean** | **1.99x** | **1.83x** | **8.2x** | **7.6x** | **11.1x** | **10.6x** | **13.8x** | **12.8x** | **8%** | **2%** |
| | | | | | **Median** | **1.71** | **1.65** | **8.3** | **7.8** | **11.0** | **11.2** | **13.9** | **12.8** | **7%** | **3%** |
| | | | | | **Max** | **5.03** | **4.19** | **11.2** | **10.2** | **14.5** | **12.8** | **16.6** | **16.5** | **11%** | **3%** |
| | | | | | **Min** | **0.58** | **0.57** | **5.6** | **5.7** | **7.6** | **7.9** | **10.3** | **8.8** | **6%** | **2%** |

Source: FactSet, Company filings, MFW Projections

EVERCORE PARTNERS

16

Appendix

*Confidential*

# Analysis of Publicly Traded Companies

## *Operating Metrics*

***($ in millions, except for per share amounts)***

| | Revenue Growth | | | EBITDA Margin | | EBITDA Growth | | | IBES | Capex as % of Revenue | | Net Debt |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Company | '10A-'11E | '11E-'12E | '10A-'12E CAGR | 2011E | 2012E | '10A-'11E | '11E-'12E | '10A-'12E CAGR | LT Growth | 2011E | 2012E | / 2011E EBITDA |
| **MFW:** | | | | | | | | | | | | |
| At Offer | (1%) | 1% | 0% | 25% | 26% | (7%) | 4% | (2%) | NA | 3% | 2% | 4.6x |
| At Market | (1%) | 1% | 0% | 25% | 26% | (7%) | 4% | (2%) | NA | 3% | 2% | 4.6 |
| ***Financial Solutions*** | | | | | | | | | | | | |
| Fidelity National Info. Sys. | 11% | 6% | 17% | 30% | 31% | 6% | 9% | 7% | 13% | 5% | 4% | 2.7x |
| Fiserv Inc. | 4% | 5% | 9% | 33% | 33% | 4% | 7% | 5% | 12% | 4% | 4% | 2.1 |
| Wolters Kluwer N.V. | (4%) | 2% | (2%) | 24% | 25% | 8% | 6% | 7% | 4% | 4% | 4% | 2.7 |
| Jack Henry & Associates Inc. | 11% | 7% | 18% | 32% | 32% | 13% | 8% | 11% | 12% | 4% | 5% | 0.3 |
| Temenos Group AG | 14% | 10% | 26% | 27% | 31% | (9%) | 25% | 7% | 13% | 7% | 6% | 1.0x |
| **Mean** | **7%** | **6%** | **14%** | **29%** | **30%** | **4%** | **11%** | **7%** | **11%** | **5%** | **5%** | **1.7x** |
| **Median** | **11%** | **6%** | **17%** | **30%** | **31%** | **6%** | **8%** | **7%** | **12%** | **4%** | **4%** | **2.1** |
| **Max** | **14%** | **10%** | **26%** | **33%** | **33%** | **13%** | **25%** | **11%** | **13%** | **7%** | **6%** | **2.7** |
| **Min** | **(4%)** | **2%** | **(2%)** | **24%** | **25%** | **(9%)** | **6%** | **5%** | **4%** | **4%** | **4%** | **0.3** |
| ***Flavorings and Fragrances*** | | | | | | | | | | | | |
| Givaudan S.A. | (7%) | 2% | (5%) | 20% | 22% | (17%) | 10% | (5%) | 10% | 5% | 4% | 2.0x |
| International Flavors & Fragrances | 8% | 5% | 13% | 20% | 20% | 12% | 8% | 10% | 6% | 5% | 5% | 1.5 |
| Symrise AG | 2% | 4% | 6% | 20% | 21% | (5%) | 8% | 1% | 11% | 4% | 4% | 1.8 |
| Huabao International Holdings Ltd. | 22% | 20% | 47% | 64% | 63% | 16% | 19% | 17% | 16% | 12% | 10% | NM |
| Sensient Technologies Corp. | 10% | 4% | 15% | 16% | 17% | 10% | 6% | 8% | 7% | 5% | 6% | 1.3 |
| T. Hasegawa Co. Ltd. | (1%) | (0%) | (1%) | 19% | 18% | 4% | (5%) | (1%) | NA | 5% | 6% | NM |
| Takasago International Corp. | 1% | 2% | 2% | 10% | 10% | 0% | 6% | 3% | NA | 4% | 5% | 2.5 |
| **Mean** | **5%** | **5%** | **11%** | **24%** | **24%** | **3%** | **7%** | **5%** | **10%** | **6%** | **6%** | **1.8x** |
| **Median** | **2%** | **4%** | **6%** | **20%** | **20%** | **4%** | **8%** | **3%** | **10%** | **5%** | **5%** | **1.8** |
| **Max** | **22%** | **20%** | **47%** | **64%** | **63%** | **16%** | **19%** | **17%** | **16%** | **12%** | **10%** | **2.5** |
| **Min** | **(7%)** | **(0%)** | **(5%)** | **10%** | **10%** | **(17%)** | **(5%)** | **(5%)** | **6%** | **4%** | **4%** | **1.3** |

Source: FactSet, Company filings, MFW Projections

EVERCORE PARTNERS

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Appendix

*Confidential*

## Selected Precedent Transactions – Printing Services

***($ in millions)***

| Date Announced | Target | Acquiror | TEV | TEV / LFQ Revenue | TEV / LFQ EBITDA |
|---|---|---|---|---|---|
| 2/23/10 | Bowne | RR Donnelley | $481 | 0.7x | 10.3x |
| 1/25/10 | WorldColor | Quad/Graphics | 1,428 | 0.5 | 4.3 |
| 02/27/08 | Pro Line Printing | RR Donnelley | 122 | NA | NA |
| 2/12/08 | Phoenix Color Corp. | Visant Corporation | 219 | NA | NA |
| 10/16/07 | Cardinal Brands | RR Donnelley | 123 | 0.6 | NA |
| 07/17/07 | Commercial Envelope | Cenveo | 230 | 1.4 | 8.2 |
| 06/14/07 | ColorGraphics | Cenveo | 105 | 0.6 | 7.0 |
| 01/03/07 | Von Hoffman | RR Donnelley | 413 | NA | NA |
| 12/27/06 | Cadmus Communications | Cenveo | 433 | 1.0 | 12.2 |
| 12/20/06 | John H. Harland Company | M&F Worldwide | 1,658 | 1.6 | 8.7 |
| 12/20/06 | Perry Judd's | RR Donnelley | 176 | 0.7 | 8.0 |
| 10/31/06 | Banta | RR Donnelley | 1,212 | 0.8 | 8.6 |
| 10/31/05 | Clarke American | M&F Worldwide | 800 | 1.3 | 6.0 |
| 5/17/04 | New England Business Service | Deluxe Corp | 782 | 1.1 | 8.8 |
| 11/8/03 | Moore-Wallace | RR Donnelley | 3,681 | 1.2 | 8.4 |
| 01/20/03 | Wallace Computer | Moore Inc. | 1,286 | 0.8 | 7.5 |
| 6/20/00 | Reynolds & Reynolds Information Solutions | The Carlyle Group | 360 | 0.5 | NA |
| 5/15/00 | Cunningham Graphics International | Automatic Data Processing | 190 | 1.4 | 8.8 |
| 1/15/00 | American Business Products | Mail-Well Inc. | 306 | 0.7 | 6.7 |
| 9/30/99 | At-A-Glance Inc. | Mead Corp. | 550 | 1.7 | 7.9 |
| 7/19/99 | World Color Press | Quebecor Printing | 2,574 | 1.1 | 7.1 |
| 7/14/99 | Merrill Corp | DLJ Merchant Banking | 486 | 0.9 | 7.5 |
| 6/29/99 | Big Flower Holdings | TH Lee Company | 1,716 | 1.0 | 7.4 |
| 4/1/99 | Mack Printing Company | Cadmus Communications | 201 | 1.2 | NA |

| | Revenue | EBITDA |
|---|---|---|
| Mean | **1.0x** | **8.0x** |
| Median | **1.0** | **7.9** |
| Max | **1.7** | **12.2** |
| Min | **0.5** | **4.3** |

Source: SDC, Company filings, CapitalIQ

EVERCORE PARTNERS

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Appendix

*Confidential*

## Selected Precedent Transactions – Financial Solutions

*($ in millions)*

| Date Announced | Target | Acquiror | TEV | TEV / LFQ Revenue | TEV / LFQ EBITDA |
|---|---|---|---|---|---|
| 06/29/11 | CashEdge | Fiserv, Inc. | $465 | NA | NA |
| 06/27/11 | Fundtech Ltd | S1 Corp. | 261 | 1.8x | 12.4x |
| 03/24/11 | Mortgagebot LLC | Davis+Henderson Corp | 232 | 6.1 | 11.5 |
| 03/31/09 | Metavante Technologies, Inc. | Fidelity National Information Services | 4,493 | 2.6 | 9.2 |
| 06/27/07 | eFunds Corp. | Fidelity National Information Services | 1,801 | 3.3 | 13.3 |
| 10/14/06 | Open Solutions | Carlyle Group | 1,304 | 2.7 | 12.4 |
| 08/28/06 | P&H Solutions | Transaction System Architects | 157 | 3.9 | NA |
| 01/09/06 | Verus Financial Management | Sage Group | 325 | 5.1 | 13.0 |
| 09/28/05 | Mortgagebot LLC | Spectrum Equity Investors | 84 | NA | 8.0 |
| 09/15/05 | Bisys | Open Solutions Inc. | 470 | NA | NA |
| 09/14/05 | Certegy | Fidelity National Financial, Inc. | 2,300 | 2.1 | 10.4 |
| 07/12/05 | The MacGregor Group, Inc. | Investment Technology Group, Inc. | 230 | NA | NA |
| 03/28/05 | SunGard Data Systems Inc. | Consortium of Private Equity Firms | 10,828 | 3.0 | 10.3 |
| 02/03/05 | APPRO Systems | Equifax | 92 | 4.6 | NA |
| 12/16/04 | BHC Investments | Fidelity National Financial, Inc. | 364 | NA | NA |
| 09/09/04 | InterCept, Inc. | Fidelity National Financial | 422 | 1.5 | 19.6 |
| 05/17/04 | NYCE Corporation | Metavante Corp. | 610 | 4.3 | NA |
| 04/26/04 | London Bridge Group | Fair Isaac & Co Inc | 295 | 2.8 | NA |
| 04/21/04 | The Kirchman Corporation | Metavante Corp | NA | NA | NA |
| 02/10/04 | Aurum Technology | Fidelity National Financial | 305 | 1.6 | NA |
| 02/01/04 | Concord EFS Inc | First Data Corp | 5,374 | 2.4 | 9.2 |
| 01/28/04 | Sanchez Computer Associates | Fidelity National Financial | 153 | 1.6 | 17.6 |
| 12/09/03 | SCT Corp. | SunGard Data Systems Inc. | 498 | 1.8 | 10.8 |
| 11/14/02 | Electronic Data Systems | Fiserv, Inc. | 320 | NA | NA |
| 05/15/00 | Symitar Systems | Jack Henry | 44 | 1.3 | 7.7 |
| 03/06/00 | Q-UP Systems | S1 Corp. | 447 | NA | NA |
| | | | **Mean** | **2.9x** | **11.8x** |
| | | | **Median** | **2.7** | **11.2** |
| | | | **Max** | **6.1** | **19.6** |
| | | | **Min** | **1.3** | **7.7** |

Source: SDC, Company filings, CapitalIQ

EVERCORE PARTNERS

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Appendix Confidential
Selected Precedent Transactions — Education Technology ($ in millions)
Date TEV/LFQ Announced Target Acquiror TEV Revenue EBITDA
8/16/11 Renaissance Learning Permira $433 3.2x 10.9x 7/1/11 Blackboard Providence Equity $1,755 3.6 20.1 5/19/11 Kaplan Virtual Education (K-12 Assets) K12 NA NA NA 4/26/11 Schoolnet Pearson 230 NA NA 1/18/11 Tutorvista Pearson 215 NA NA 1/12/11 Presidium Inc. Blackboard 59 NA NA 1/5/11 GeoLearning SumTotal NA NA NA 12/16/10 GlobalScholar Harland Clarke Holdings Corp. 140 NA NA 11/22/10 Wireless Generation News Corp 400 NA NA 11/16/10 Administrative Assistants Pearson NA NA NA 11/2/10 American Ed Corp K12 NA NA NA 9/1/10 Learn.com Taleo 135 4.8 NA 8/3/10 America’s Choice Pearson 80 NA NA 7/2/10 Wimba Blackboard 60 NA NA 7/1/10 KC Distance Learning K12 63 1.7 NA 6/10/10 EducationCity Archipelago Learning 87 NA 12.1 5/14/10 Elluminate Blackboard 60 NA NA 3/25/10 PLATO Learning Thoma Bravo 115 1.8 7.8 5/1/09 ANGEL Learning Blackboard 95 NA NA 4/3/09 SumTotal Systems Vista Equity 117 1.0 15.1 5/14/07 eCollege Pearson 513 9.4 27.5 10/12/05 WebCT, Inc. Blackboard 148 NA NA
Mean 3.6x 15.6x Median 3.2 13.6 Max 9.4
27.5 Min 1.0 7.8
Source: SDC, Company filings, CapitalIQ

Appendix Confidential
Selected Precedent Transactions — Flavor and Fragrances ($ in millions)
Date TEV / LFQ Announced Target Acquiror TEV Revenue EBITDA
1/9/11 Danisco A/S DuPont Denmark $6,356 2.4x 12.0x 7/7/08 Wealthy King Investments Huabao Int’l Holdings 112 NA NA 10/14/07 Gewuerzmueller GmbH Frutarom Industries Ltd 67 1.0 7.1 6/5/07 Diana Ingredients AXA Private Equity SA 960 2.8 NA 5/3/07 Danisco A/S-Flavors Unit Firmenich Co 612 2.2 NA 12/5/05 Continental Custom Ingredients Tate & Lyle PLC 69 1.2 NA 5/10/04 Manheimer, Flavurence, Laboratorios Krauss and Fructamine Kerry Group PLC 202 1.5 11.3 3/11/04 Rhodia SA Danisco A/S 395 1.5 10.2 1/18/02 Nestle SA Food Ingerdients Specialties Givaudan SA 451 1.9 NA
Mean 1.8x 10.2x Median 1.7 10.8 Max 2.8
12.0 Min 1.0 7.1
Source: SDC, Company filings, CapitalIQ

Appendix Confidential
Summary of Minority-Led Buyouts
The following summarizes all change-of-control transactions since January 1, 2000 involving publicly traded U.S. targets that were valued at greater than $100mm and where the acquirer had a minority stake (more than 0%, but less than 50%) prior to the acquisition
Target TEV >$100mm Target TEV >$200mm Target TEV >$500mm
Premium Paid Premium Paid Premium Paid
1 Day 1-wk 4-wks 1 Day 1-wk 4-wks 1 Day 1-wk 4-wks Prior Prior Prior Prior Prior Prior Prior Prior Prior
All Deals
Count 57 44 31
Mean 37% 37% 38% 39% 38% 40% 35% 36% 36% Median 30% 30% 30% 32% 32% 41% 29% 26% 30%
Minority Holder Purchased Entire Remaining Stake
Count 47 35 25
Mean 40% 40% 40% 43% 42% 42% 37% 38% 37% Median 32% 35% 39% 38% 36% 45% 32% 36% 39%
Minority Holder and other Third Parties Purchased Remaining Stake
Count 10 9 6
Mean 27% 25% 29% 25% 24% 29% 27% 28% 31% Median 18% 18% 27% 18% 17% 27% 18% 18% 27%
Source: SDC, Company filings, CapitalIQ

Appendix Confidential
Summary of Minority-Led Buyouts (cont’d)
Target TEV >$100mm Target TEV >$200mm Target TEV >$500mm Premium Paid Premium Paid Premium Paid
1 Day 1-wk 4-wks 1 Day 1-wk 4-wks 1 Day 1-wk 4-wks Prior Prior Prior Prior Prior Prior Prior Prior Prior
Strategic Buyers Only
Count 26 23 14
Mean 48% 47% 49% 51% 49% 51% 46% 46% 47% Median 40% 39% 49% 50% 51% 49% 45% 45% 48%
Financial Buyers Only
Count 31 21 17
Mean 28% 29% 29% 26% 26% 27% 27% 28% 27% Median 21% 20% 22% 21% 19% 27% 21% 19% 27%
Dual Class Stock Companies
Count 4 4 3
Mean 38% 47% 33% 38% 47% 33% 45% 52% 38% Median 44% 40% 31% 44% 40% 31% 47% 45% 44%
Non-Dual Class Stock Companies
Count 53 40 28
Mean 37% 36% 38% 40% 37% 40% 34% 34% 36% Median 29% 27% 30% 30% 27% 41% 24% 25% 29%
Competing Bid for Target
Count 6 4 3
Mean 44% 42% 34% 51% 50% 39% 44% 47% 42% Median 47% 43% 30% 59% 56% 40% 50% 51% 49%
No Competing Bid for Target
Count 51 40 28
Mean 37% 37% 38% 38% 37% 40% 34% 35% 35% Median 29% 29% 30% 30% 29% 41% 27% 26% 29%
Source: SDC, Company filings, CapitalIQ

Appendix

*Confidential*

# Minority-Led Buyouts Precedent Transactions

*($ in millions)*

| Date Ann. | Target | Acquiror | TEV | Bid Premium 1-day | Bid Premium 1-week prior | Bid Premium 4-week prior | % Ownership Pre-Transaction | % Ownership Post-Transaction |
|---|---|---|---|---|---|---|---|---|
| 08/16/10 | ResCare Inc | Onex Corp | $598 | 24% | 24% | 39% | 25% | 100% |
| 07/19/10 | Cypress Bioscience Inc | Ramius Value & Opportunity LLC | 155 | 60% | 87% | (8%) | 10% | 100% |
| 06/09/10 | Rewards Network Inc | Equity Group Investments LLC | 109 | 36% | 29% | 11% | 26% | 100% |
| 02/18/10 | Zenith National Insurance Corp | Fairfax Financial Holdings Ltd | 1,468 | 31% | 38% | 27% | 40% | 100% |
| 09/23/09 | SkyTerra Communications Inc | SkyTerra Commun Inc SPV | 1,496 | 47% | 75% | 52% | 49% | 100% |
| 07/14/09 | Noven Pharmaceuticals Inc | Hisamitsu Pharmaceutical | 352 | 22% | 13% | 44% | 5% | 100% |
| 04/06/09 | SumTotal Systems Inc | Vista Equity Partners Fund III | 110 | 62% | 76% | 144% | 13% | 100% |
| 09/08/08 | Gehl Co | Manitou BF SA | 448 | 120% | 99% | 96% | 14% | 100% |
| 06/04/08 | Tercica Inc | Ipsen SA | 469 | 104% | 115% | 100% | 43% | 100% |
| 04/07/08 | Industrial Distn Group Inc | LKCM Private Discipline Master | 129 | 14% | 17% | 20% | 15% | 100% |
| 01/18/08 | Dominion Homes Inc | Investor Group | 210 | 59% | 27% | 48% | 47% | 100% |
| 07/25/07 | PRA International | Genstar Capital LLC | 756 | 13% | 11% | 20% | 13% | 100% |
| 06/22/07 | US Xpress Enterprises Inc | Mountain Lake Acquisition Co | 629 | 41% | 45% | 44% | 42% | 100% |
| 04/25/07 | Pediatric Services of America | Portfolio Logic LLC | 62 | 19% | 16% | 15% | 15% | 100% |
| 04/04/07 | Biosite Inc | Inverness Med Innovations Inc | 1,616 | 67% | 75% | 67% | 4% | 100% |
| 01/03/07 | Blair Corp | Golden Gate Capital | 129 | 15% | 16% | 23% | 8% | 100% |
| 12/04/06 | Station Casinos Inc | Fertitta Colony Partners LLC | 8,686 | 19% | 19% | 38% | 19% | 100% |
| 11/06/06 | Swift Transportation Co Inc | Investor Group | 2,608 | 21% | 15% | 13% | 27% | 100% |
| 11/01/06 | Clark Inc | Aegon NV | 594 | 32% | 39% | 48% | 13% | 92% |
| 09/14/06 | Applica Inc | APN Holding Co | 323 | 73% | 60% | 32% | 40% | 100% |
| 08/28/06 | Seitel Inc | ValueAct Capital Partners LP | 667 | (3%) | 0% | (9%) | 39% | 100% |
| 08/31/06 | MacDermid Inc | Investor Group | 1,308 | 13% | 21% | 18% | 6% | 100% |
| 08/14/06 | Tripath Imaging Inc | Becton Dickinson & Co | 345 | 81% | 55% | 55% | 7% | 100% |
| 06/15/06 | Baimco Corp | BZ Acquisition Corp | 122 | 21% | 18% | 10% | 16% | 90% |

Source: SDC, Company filings, CapitalIQ

EVERCORE PARTNERS 24

Appendix

*Confidential*

## Minority-Led Buyouts Precedent Transactions (cont'd)

***($ in millions)***

| Date Ann. | Target | Acquiror | TEV | Bid Premium 1-day | Bid Premium 1-week prior | Bid Premium 4-week prior | % Ownership Pre-Transaction | % Ownership Post-Transaction |
|---|---|---|---|---|---|---|---|---|
| 03/21/06 | TransMontaigne Inc | Morgan Stanley | 846 | 15% | 14% | 10% | 10% | 100% |
| 12/12/05 | Fox & Hound Restaurant Group | F&H Acquisition Corp | 182 | 43% | 35% | 29% | 8% | 100% |
| 03/08/05 | Retek Inc | Oracle Corp | 577 | 50% | 51% | 49% | 10% | 84% |
| 01/27/05 | Genencor International Inc | Danisco A/S | 1,029 | 24% | 20% | 18% | 42% | 86% |
| 06/15/04 | Quality Dining Inc | Investor Group | 115 | 20% | 20% | 22% | 45% | 100% |
| 03/22/04 | US Oncology Inc | Welsh Carson Anderson & Stowe | 1,446 | 19% | 17% | 14% | 15% | 100% |
| 02/04/04 | Novadigm Inc | Hewlett-Packard Co | 100 | 28% | 39% | 55% | 39% | 100% |
| 06/27/03 | Horizon Organic Holding Corp | Dean Foods Co | 303 | 27% | 24% | 59% | 13% | 100% |
| 02/18/03 | Multex.com Inc | Reuters Group PLC | 210 | 60% | 61% | 58% | 6% | 100% |
| 12/09/02 | AmeriPath Inc | Welsh Carson Anderson & Stowe | 751 | 29% | 26% | 45% | 5% | 100% |
| 11/11/02 | CoorsTek Inc | Investor Group | 356 | 36% | 30% | 51% | 25% | 100% |
| 09/24/02 | ARV Assisted Living Inc | Prometheus Assisted Living LLC | 161 | 41% | 44% | 46% | 48% | 100% |
| 09/23/02 | Dole Food Co Inc | David H Murdock | 2,375 | 20% | 17% | 4% | 24% | 100% |
| 08/07/02 | Exco Resources Inc | Douglas H Miller | 419 | 3% | 16% | 15% | 8% | 100% |
| 12/06/01 | VidaMed Inc | Medtronic Inc | 309 | 40% | 34% | 49% | 17% | 100% |
| 09/21/01 | Prodigy Communications Corp | SBC Communications Inc | 592 | 54% | 4% | (6%) | 42% | 100% |
| 04/27/01 | Black Hawk Gaming & Dvlp Co | Gameco Inc | 106 | 7% | 12% | 23% | 33% | 100% |
| 04/02/01 | USA Detergents Inc | Church & Dwight Co Inc | 136 | 30% | 33% | 30% | 15% | 100% |
| 02/22/01 | Efficient Networks Inc | Siemens Info & Commun Grp | 1,105 | 90% | 69% | 47% | 6% | 100% |
| 02/20/01 | Springs Industries Inc | Investor Group | 1,221 | 22% | 17% | 28% | 41% | 100% |

Source: SDC, Company filings, CapitalIQ

EVERCORE PARTNERS

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Appendix

*Confidential*

## Minority-Led Buyouts Precedent Transactions (cont'd)

*($ in millions)*

| Date Ann. | Target | Acquiror | TEV | Bid Premium 1-day | Bid Premium 1-week prior | Bid Premium 4-week prior | % Ownership Pre-Transaction | % Ownership Post-Transaction |
|---|---|---|---|---|---|---|---|---|
| 01/25/01 | Sodexho Marriott Services Inc | Sodexho Alliance SA | 2,996 | 9% | 10% | 30% | 48% | 100% |
| 01/15/01 | Xircom Inc | Intel Corp | 511 | 38% | 60% | 79% | 6% | 100% |
| 12/22/00 | Delco Remy International Inc | Court Square Capital Ltd | 751 | 47% | 35% | 16% | 37% | 100% |
| 12/16/00 | Crown Central Petroleum Corp | Rosemore Inc | 231 | 17% | 35% | 17% | 49% | 100% |
| 11/13/00 | CB Richard Ellis Services Inc | Investor Group | 625 | 18% | 12% | 27% | 38% | 100% |
| 10/12/00 | National Discount Brokers | Deutsche Bank AG | 928 | 94% | 66% | 67% | 16% | 100% |
| 08/15/00 | Avis Group Holdings Inc | Cendant Corp | 8,006 | 14% | 25% | 27% | 18% | 100% |
| 07/27/00 | Brookdale Living Communities | Investor Group | 253 | 2% | 2% | 9% | 40% | 100% |
| 07/20/00 | Detroit Diesel | DaimlerChrysler AG | 646 | 8% | 36% | 67% | 21% | 100% |
| 05/15/00 | Coinmach Laundry Corp | CLC Acquisition Corp | 858 | 78% | 84% | 65% | 23% | 100% |
| 05/05/00 | Verio Inc | NTT Communications Corp | 6,847 | 67% | 60% | 58% | 10% | 100% |
| 03/30/00 | Castle & Cooke Inc | Flexi-Van Leasing Inc | 599 | 41% | 37% | 23% | 26% | 100% |
| 01/25/00 | CompUSA Inc | Grupo Sanborns SA de CV | 975 | 50% | 84% | 86% | 15% | 100% |
| | | | **Mean** | 37% | 37% | 38% | 23% | 99% |
| | | | **Median** | 30% | 30% | 30% | 18% | 100% |
| | | | **High** | 120% | 115% | 144% | 49% | 100% |
| | | | **Low** | (3%) | 0% | (9%) | 4% | 84% |

Source: SDC, Company filings, CapitalIQ

EVERCORE PARTNERS

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